UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Conor Medsystems, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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The following presentation was delivered by representatives of Johnson & Johnson to employees of Conor Medsystems, Inc. on November 17, 2006. The same presentation was delivered to employees of Conor Medsystems Ireland Ltd., a wholly-owned subsidiary of Conor Medsystems, Inc., on November 20, 2006.

Johnson & Johnson

MD&D Business Segment—NORTH AMERICA

Johnson & Johnson

LINTON
MOIST GAUZE
FIVE YARDS
Linton Moist Gauze Iodoform
MOIST
GAUZE
EUCALYPTOL
Starched

MD&D Business Segment—NORTH AMERICA

Founded 1886
New Brunswick, New Jersey
In a Former Wallpaper Factory
Founded 1886
New Brunswick, New Jersey
In a Former Wallpaper Factory
By three brothers with a dream… that
Joseph Lister’s theories on sterilization could save lives in
America’s hospitals
By three brothers with a dream… that
Joseph Lister’s theories on sterilization could save lives in
America’s hospitals

WORLD’S MOST COMPREHENSIVE AND
BROADLY BASED HEALTH CARE COMPANY
2005 Sales of $50.5B
More than 230 operating companies in 57 countries around the world
Leadership positions:
– Ethical and OTC pharmaceuticals
– Medical devices
– Diagnostics
– Consumer health care products
Exceptional breadth

STRATEGIC PRINCIPLES Broadly based in human health care Decentralized management Manage for the long term Ethical principles – Our Credo

2005 SALES BY SEGMENT 2005 Sales: $50.5B Consumer $9.1B Medical Devices & Diagnostics $19.1B Pharmaceuticals $22.3B 38% 44% 18%

SEGMENT TOTAL SALES $ 19.1B $ 9.1B $ 22.3B Pharmaceuticals MD&D Consumer MD&D Consumer 2000: $29.2B 2005: $50.5B Pharmaceuticals $ 10.2B $ 12.7B $ 6.3B

Investment in Research 2004 2004 2005 2005 +21.3% +$ 1.1B $ 6.3B $ 6.3B $ 5.2B $ 5.2B $ Billions

MAJOR FRANCHISE SALES &
OPERATIONAL GROWTH RATES
LifeScan
$1.9B
Ethicon
$3.1B
2005 Sales – $19.1B
Cordis
$4.0B
OCD
$1.4B
DePuy
$3.8B
EES
$3.1B
Vision Care
$1.7B
+12%
+8%
+24%
+12%
+8%
+10%
+11%
2005 Ops Growth Rate – 12.5%

Cordis
a Johnson & Johnson company

DePuy
a Johnson & Johnson company

LifeScan
a Johnson & Johnson company

Johnson & Johnson Vision Care, Inc.

ETHICON
a Johnson & Johnson company

ETHICON ENDO-SURGERY, INC.
a Johnson & Johnson company

Ortho-Clinical Diagnostics
a Johnson & Johnson company

MD&D Business Segment—NORTH AMERICA

FRANCHISE STRUCTURE
Cordis
– Cordis Cardiology
– Cordis Endovascular
– Cordis Neurovascular
– Biosense Webster Inc.
DePuy
– DePuy Orthopaedics
– DePuy Spine
– DePuy Mitek
– Codman
LifeScan
– LifeScan
– Animas
Johnson & Johnson
Vision Care
– Vistakon
Ethicon
– Ethicon Products
– Ethicon Women’s
Health & Urology
– Johnson & Johnson
Wound Management
Ethicon Endo-Surgery
– Ethicon Endo-Surgery
– Advanced Sterilization
Products
Ortho-Clinical Diagnostics
– Ortho-Clinical Diagnostics
– Veridex

(1)
Proforma excluding In-process R&D, net taxes on repatriated cash under the AJC Act and other charges and credits
Historical Performance
100 +10.5% +11.0% +10.9%
50 +11.1 +11.7 +14.2
20 +10.9 +10.8 +15.3
10 +10.5 +11.3 +15.9
5 +11.6 +10.3 +16.0
1 +6.7 +6.0 +13.3
100 +10.5% +11.0% +10.9%
50 +11.1 +11.7 +14.2
20 +10.9 +10.8 +15.3
10 +10.5 +11.3 +15.9
5 +11.6 +10.3 +16.0
1 +6.7 +6.0 +13.3
73 Consecutive years of Sales increases
21 Consecutive years of double digit Earnings increases
(1)
43 Consecutive years of Dividend increases
Net
Income
(1)
Net
Net
Income
Income
(1) (1)
Reported
Sales
Reported
Reported
Sales
Sales
Operational
Sales
Operational
Operational
Sales
Sales
Year
Year
Year

ACUVUE
OASYS
108
Charité
cypher

MD&D Business Segment—NORTH AMERICA

SETTING THE STANDARD OF CARE CONTOUR Curved Cutter/Stapler DERMABOND Topical Skin Adhesive ONETOUCH Horizon CELLSEARCH Mobile Bearing Knee ACUVUE OASYS Disposable Contact Lens

Entrepreneurship
Superior growth
Anticipation and flawless
execution
Continuous, meaningful
innovation
Market creation
Enduring leadership
Competitiveness
Agility
Customer focus
Create a global enterprise to defeat cardiac and
vascular disease and be recognized for extraordinary
performance
Our Aspiration

Cordis
a Johnson & Johnson company

MD&D Business Segment—NORTH AMERICA

Cordis Cardiology
–
Diagnosis and percutaneous
treatment of cardiac disease
Cordis Endovascular
–
Treatment of peripheral
vascular disease
Biosense Webster
– Diagnosis and treatment
of cardiac arrhythmias
Cordis Neurovascular
– Treatment and prevention of
stroke
*Operational
** Internal Projections
“Create a Global Enterprise to
Defeat Cardiovascular Disease”
“Create a Global Enterprise to
“Create a Global Enterprise to
Defeat Cardiovascular Disease”
Defeat Cardiovascular Disease”
30%
CGR*
2000-2005
#2
Market
Position
2005**
24% $4.0B
Growth*
2005
Sales
YE 2005

Why we are excited about Conor
Medsystems
Demonstrates Johnson & Johnson’s commitment to
cardiovascular and vascular technology
–
Dedication to bringing breakthrough technologies to patients
Strengthens our technological capabilities and brings
outstanding talent to our effort to address the clinical
challenges of cardiovascular disease
–
Talented, committed people
–
Innovative platform with unique drug-delivery technology
–
Complementary technologies and expertise
–
Increased / sustained innovation and product development for the benefit of patients around the world

San Leandro
3COM PARK
Daly City
COW PALACE
COW PALACE
Castro Valley
Hayward
an Francisco
Union City
Union City
San Mateo
BAY MEADOWS RACE TR
DENNA STADIUM
300 saginaw drive, redwood city, ca
Redwood City
STANFORD STADIUM
SHORELINE A
Google Campus
Mountain View
Sunnyvale
Santa Clara
San Jose
HP P
Cupertino
SAN JOSE MUNICIPAL STADIUM

MD&D Business Segment—NORTH AMERICA

Cordis, Johnson & Johnson West Coast Presence Alza NDC Scios Stanford AMV Lumend Berkeley Ensure UCSF LifeScan

Our Credo

We believe our first responsibility is to the doctors, nurses and patients, to mothers and fathers and all others who use our products and services. In meeting their needs everything we do must be of high quality. We must constantly strive to reduce our costs in order to maintain reasonable prices. Customers' orders must be serviced promptly and accurately. Our suppliers and distributors must have an opportunity to make a fair profit.

We are responsible to our employees, the men and women who work with us throughout the world. Everyone must be considered as an individual. We must respect their dignity and recognize their merit. They must have a sense of security in their jobs. Compensation must be fair and adequate, and working conditions clean, orderly and safe. We must be mindful of ways to help our employees fulfill complaints. There must be equal opportunity for employment, development and advancement for those qualified. We must provide competent management, and their actions must be just and ethical.

We are responsible to the communities in which we live and work and to the world community as well. We must be good citizens support good works and charities and bear our fair share of taxes. We must encourage civic improvement and better health education. We must maintain in good order the property we are privileged to use, protecting the environment and natural resources.

Our final responsibility is to our stockholders. Business must make a sound profit. We must experiment with new ideas. Research must be carried on, innovative programs developed and mistakes paid for. New equipment must be purchased, new facilities provided and new products launched. Reserves must be created to provide for adverse times. When we operate according to these principles, the stockholders should realize a fair return.

Johnson & Johnson

MD&D Business Segment—NORTH AMERICA

Our Credo The Four Tenets Customers Employees Community Stockholders

Forward Looking Statements

The above presentation contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from Johnson & Johnson’s and Conor Medsystem’s expectations and projections. Risks and uncertainties include satisfaction of closing conditions including receipt of regulatory approvals for the transaction, and the possibility that the transaction will not be completed; general industry conditions and competition; economic conditions, such as interest rate and currency exchange rate fluctuations; technological advances and patents attained by competitors; challenges inherent in new product development, including obtaining regulatory approvals; domestic and foreign health care reforms and governmental laws and regulations; and trends toward health care cost containment. A further list and description of these risks, uncertainties and other factors can be found in Exhibit 99 of Johnson & Johnson’s Annual Report on Form 10-K for the fiscal year ended January 1, 2006 and Conor Medsystem’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2006. These filings, as well as subsequent filings, are available online at www.sec.gov or on request from the applicable company. Neither company undertakes to update any forward-looking statements as a result of new information or future events or developments.

Additional Information About the Proposed Transaction and Where To Find It

In connection with the proposed transaction, Conor Medsystems intends to file a proxy statement and other relevant materials with the Securities and Exchange Commission (the “SEC”). Before making any voting decision with respect to the proposed transaction, stockholders of Conor Medsystems are urged to read the proxy statement and other relevant materials because they will contain important information about the proposed transaction. The proxy statement and other relevant materials, and any other documents filed by Conor Medsystems with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, stockholders of Conor Medsystems may obtain free copies of the documents filed with the SEC by contacting Conor Medsystems at (650) 614-4100, or Conor Medsystems, Inc., 1003 Hamilton Court, Menlo Park, CA 94025. You may also read and copy any reports, statements, and other information filed by Conor Medsystems with the SEC at the SEC public reference room at 100 F Street, NE, Room 1580, Washington, DC 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Conor Medsystems and Johnson & Johnson and each of their executive officers and directors may be deemed to be participants in the solicitation of proxies from Conor Medsystems’ stockholders in favor of the proposed transaction. A list of the names of Conor Medsystems’ executive officers and directors and a description of their respective interests in Conor Medsystems are set forth in the proxy statement for Conor Medsystems’ 2006 Annual Meeting of Stockholders, which was filed with the SEC on April 28, 2006, and in any documents subsequently filed by its directors and executive officers under the Securities and Exchange Act of 1934, as amended. Certain executive officers and directors of Conor Medsystems have interests in the proposed transaction that may differ from the interests of stockholders generally, including benefits conferred under retention, severance and change in control arrangements and continuation of director and officer insurance and indemnification. These interests and any additional benefits in connection with the proposed transaction will be described in the proxy statement when it becomes available.